Exhibit 99.1

CONSENT OF INDEPENDENT VALUATION FIRM

We hereby consent to the reference to our name and the description of our role in the valuation process described in the Current Report on Form 8-K of Cottonwood Communities, Inc. as filed with the Securities and Exchange Commission on December 16, 2022, being incorporated by reference in the Registration Statement on Form S-8 (No. 333-263982) of Cottonwood Communities, Inc. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

/s/ Altus Group U.S. Inc.
Altus Group U.S. Inc.
December 16, 2022